UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME AND PRO FORMA SEGMENT INFORMATION

DowDuPont Inc. (“DowDuPont”) was formed on December 9, 2015, to effect an all-stock merger of equals strategic combination between The Dow Chemical Company (“Historical Dow”) and E. I. du Pont de Nemours and Company (“Historical DuPont”). On August 31, 2017 at 11:59 pm ET, (the “Merger Effectiveness Time”) pursuant to the Agreement and Plan of Merger, dated as of December 11, 2015, as amended on March 31, 2017 (the “Merger Agreement”), Historical Dow and Historical DuPont each merged with wholly owned subsidiaries of DowDuPont (“Mergers”) and, as a result of the Mergers, Historical Dow and Historical DuPont became subsidiaries of DowDuPont (collectively, the “Merger”). Prior to the Merger, DowDuPont did not conduct any business activities other than those required for its formation and matters contemplated by the Merger Agreement.
For purposes of DowDuPont’s financial statement presentation, Historical Dow was determined to be the accounting acquirer in the Merger and Historical DuPont’s assets and liabilities are reflected at fair value as of the Merger Effectiveness Time in the historical financial statements of DowDuPont. In connection with the Merger and the related accounting determination, Historical DuPont elected to apply push down accounting and reflect in its historical financial statements the fair value of its assets and liabilities. For purposes of Historical DuPont’s financial statement presentation, periods following the closing of the Merger are labeled “Successor” and reflect DowDuPont’s basis in the fair values of the assets and liabilities of Historical DuPont. All periods prior to the closing of the Merger reflect the historical accounting basis in Historical DuPont’s assets and liabilities and are labeled “Predecessor.” Historical DuPont’s historical financial statements include a black line division between the columns titled “Predecessor” and “Successor” to signify that the amounts shown for the periods prior to and following the Merger are not comparable.
In connection with the Dow Distribution and the Corteva Distribution (both of which are defined below), DowDuPont formed two wholly-owned subsidiaries: Dow Inc. (“Dow”), to serve as a holding company for its materials science business, and Corteva, Inc. (“Corteva” or “the company”), to serve as a holding company for its agriculture business. As a result of the Internal Reorganization (defined below), Corteva, Inc. owns 100% of the outstanding common stock of Historical DuPont. Stockholders of Historical DuPont’s preferred stock continue to hold such shares following the Corteva Distribution. After the Corteva Distribution, Historical DuPont remains a subsidiary of Corteva, Inc., continues to be a reporting company and complies with the requirements of the Securities Exchange Act of 1934.
Historical DuPont has been determined to best represent the predecessor entity to Corteva. As such, the unaudited pro forma combined statements of income and pro forma segment information (collectively the “pro forma financial information”) are derived from the audited annual and unaudited interim consolidated financial statements of Historical DuPont, and the audited annual and unaudited interim combined financial statements of the Historical Dow’s agriculture business (“Dow AgroSciences”).
On April 1, 2019, DowDuPont completed the separation of its materials science business (the “Dow Distribution”). On June 1, 2019 (the “distribution date”), DowDuPont, completed the previously announced separation of its agriculture business (the “Corteva Distribution”). Effective with the Corteva Distribution, DowDuPont changed its name to DuPont de Nemours, Inc. The separation was completed by way of a pro rata distribution of all of the then-issued and outstanding shares of common stock, par value $0.01 per share, of Corteva, Inc., a Delaware corporation and wholly owned subsidiary of DowDuPont, to holders of record of DowDuPont common stock as of the close of business on May 24, 2019.
Prior to the Dow Distribution, Historical Dow conveyed or transferred the assets and liabilities aligned with Dow AgroSciences to separate legal entities (the “Dow AgroSciences entities”) and the assets and liabilities associated with its specialty products business to separate legal entities (the “Dow Specialty Products entities”). On April 1, 2019, the Dow AgroSciences entities and the Dow Specialty Products entities were transferred and conveyed to DowDuPont.
In furtherance of the distributions, Historical DuPont engaged in a series of internal reorganization and realignment steps (the “Internal Reorganization”) to realign its businesses into three subgroups: agriculture, materials science and specialty products. As part of the Internal Reorganization:

•
the assets and liabilities aligned with Historical DuPont’s materials science business (including Historical DuPont’s ethylene and ethylene copolymers business, excluding its ethylene acrylic elastomers business, were transferred or conveyed to separate legal entities (the “DuPont Materials Science entities”), that were ultimately conveyed by DowDuPont to Dow;

•	the assets and liabilities aligned with Historical DuPont’s specialty products business were transferred or conveyed to separate legal entities (the “DuPont Specialty Products entities”);

•	on April 1, 2019, Historical DuPont distributed the DuPont Materials Science entities to DowDuPont, which DowDuPont then conveyed to Dow;

•	on May 1, 2019, Historical DuPont distributed the DuPont Specialty Products entities to DowDuPont; and

•	on May 2, 2019, DowDuPont conveyed the Dow AgroSciences entities to Historical DuPont; in connection with the foregoing, Historical DuPont issued additional shares of its common stock to DowDuPont.
As a result of the foregoing, at May 2, 2019, Historical DuPont held all or substantially all the assets and liabilities associated with DowDuPont’s combined agriculture business. On May 31, 2019 DowDuPont contributed Historical DuPont to Corteva.
The following unaudited pro forma combined statements of income reflect Historical DuPont’s materials science and specialty products divestitures as discontinued operations and the receipt of Dow AgroSciences as a common control combination. The historical financial statements and related notes of the company will be retrospectively adjusted to reflect the discontinued operations for each period presented, as well as to include Dow AgroSciences from the Merger Effectiveness Time onward.
In contemplation of the distributions and to achieve the respective credit profiles of each of the intended future companies, DowDuPont completed a series of financing transactions, which included an offering of senior unsecured notes and the establishment of new term loan facilities (the “financing transactions”). Additionally, in the second quarter of 2019, DowDuPont issued commercial paper. DowDuPont contributed a portion of the net proceeds of the notes offering and commercial paper to Historical DuPont and Corteva to pay off or retire a portion of Historical DuPont’s existing debt liabilities (the “Debt Retirement Transactions”).

The following pro forma financial information, gives effect to the Merger, Internal Reorganization, Debt Retirement Transactions and the Corteva Distribution as if they had been consummated on January 1, 2016. The pro forma financial information is presented for informational purposes only, and does not purport to represent what the results of operations would have been had the Merger, Internal Reorganization, Debt Retirement Transactions and the Corteva Distribution been consummated on the dates indicated, nor do they purport to project the results of operations for any future period or as of any future date.
One-time transaction-related costs incurred prior to, or concurrent with, the closing of the Merger, Internal Reorganization, Debt Retirement Transactions and the Corteva Distribution are not included in the unaudited pro forma combined statements of income. The unaudited pro forma combined statements of income do not reflect restructuring or integration activities or other costs following the separation and distribution transactions that may be incurred to achieve cost or growth synergies of Corteva. As no assurance can be made that these costs will be incurred or the growth synergies will be achieved, no adjustment has been made.
Regulation G
This following pro forma financial information includes information that does not conform to U.S. GAAP and are considered non-GAAP measures. These measures include Corteva pro forma Operating EBITDA, Corteva Segment pro forma Operating EBITDA, pro forma operating earnings, and pro forma operating earnings per share. Management believes that these non-GAAP measures best reflect the ongoing performance of the company during the periods presented and provide more relevant and meaningful information to investors as they provide insight with respect to ongoing operating results of the company and a more useful comparison of year-over-year results. These non-GAAP measures supplement the company's U.S. GAAP disclosures and should not be viewed as an alternative to U.S. GAAP measures of performance. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies. This data should be read in conjunction with Amendment No. 4 to the Registration Statement on Form 10 (File No. 001-38710) filed by Corteva with the Securities and Exchange Commission on May 6, 2019. A reconciliation between these non-GAAP measures to U.S. GAAP is included with the tables to the pro forma financial information. Corteva pro forma Operating EBITDA is defined as pro forma earnings (i.e., pro forma income from continuing operations before income taxes) before interest, depreciation, amortization, non-operating costs, net and foreign exchange gains (losses), excluding the impact of pro forma significant items (including goodwill impairment charges). Non-operating costs, net consists of non-operating pension and other post-employment benefit (OPEB) costs, environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont. Corteva Segment pro forma Operating EBITDA is defined as Corteva pro forma Operating EBITDA excluding corporate expenses. Pro forma operating earnings and pro forma operating earnings per common share from continuing operations - diluted is defined as pro forma net income from continuing operations attributable to Corteva excluding the after-tax impact of significant items (including goodwill impairment charges), the after-tax impact of non-operating costs, net, and the after-tax impact of amortization expense associated with intangible assets existing as of the separation from DowDuPont. Although amortization of intangible assets (existing as of separation) is excluded from these non-GAAP measures, management believes it is important for investors to understand that such intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized.

Corteva, Inc.
Summary of Pro Forma Combined Statements of Income (Unaudited)

	Three Months Ended	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
In millions, except per share amounts	Mar 31, 2019	Dec 31, 2018	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016
Net sales	$3,396	$14,287	$2,815	$1,947	$5,731	$3,794	$14,241	$2,730	$1,908	$4,561	$5,042	$14,041
Cost of goods sold	2,022	8,449	1,906	1,388	3,024	2,131	8,338	1,812	1,365	2,452	2,709	8,316
Research and development expenses	299	1,352	344	324	353	331	1,439	362	369	364	344	1,440
Selling, general and administrative expenses	738	3,042	694	633	966	749	3,109	690	678	878	863	3,083
Amortization of intangibles as of separation	101	391	107	88	107	89	270	77	60	69	64	247
Restructuring and asset related charges - net	61	694	228	235	101	130	271	216	52	—	3	453
Integration costs	100	571	187	134	126	124	217	92	61	30	34	74
Goodwill impairment charges	—	4,503	—	4,503	—	—	—	—	—	—	—	—
Other income (expense) - net	31	249	131	7	128	(17)	(899)	33	(156)	(208)	(568)	(73)
Interest expense	14	76	25	13	21	17	87	23	26	23	15	101
Income (loss) from continuing operations before income taxes	92	(4,542)	(545)	(5,364)	1,161	206	(389)	(509)	(859)	537	442	254
(Benefit from) provision for income taxes on continuing operations	(20)	395	201	(28)	193	29	(2,910)	(2,724)	121	(86)	(221)	(270)
Income (loss) from continuing operations after income taxes	112	(4,937)	(746)	(5,336)	968	177	2,521	2,215	(980)	623	663	524
Net income from continuing operations attributable to noncontrolling interests	8	29	6	5	5	13	35	5	3	11	16	25
Net income (loss) from continuing operations available to Corteva common stockholders	$104	$(4,966)	$(752)	$(5,341)	$963	$164	$2,486	$2,210	$(983)	$612	$647	$499

Per common share data:
Earnings (loss) per common share from continuing operations - basic and diluted (1)(2)	$0.14	$(6.63)	$(1.00)	$(7.13)	$1.29	$0.22	$3.32	$2.95	$(1.31)	$0.82	$0.86	$0.67

Weighted-average common shares outstanding - basic and diluted (1)	749.4	749.4	749.4	749.4	749.4	749.4	749.4	749.4	749.4	749.4	749.4	749.4

(1)
On June 1, 2019, DowDuPont distributed 748,815,000 shares of Corteva, Inc. common stock to holders of its common stock. Earnings (loss) per common share from continuing operations were calculated using the shares distributed on June 1, 2019, plus 582,000 shares of additional shares in which accelerated vesting conditions have been met.

(2)	The sum of the quarterly earnings per share amounts may not equal the year-to-date earnings per share amounts due to rounding.

Refer to subsequent tables for reconciliations of historical consolidated statements of income to the unaudited pro forma statements of income.

Corteva, Inc.
Selected Pro Forma Segment Information (Unaudited)

	Three Months Ended	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
In millions	Mar 31, 2019	Dec 31, 2018	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016
Pro forma net sales by segment
Seeds	$1,967	$7,842	$1,126	$551	$3,864	$2,301	$8,056	$1,100	$595	$2,863	$3,498	$7,835
Crop Protection	1,429	6,445	1,689	1,396	1,867	1,493	6,185	1,630	1,313	1,698	1,544	6,206
Segment pro forma net sales	$3,396	$14,287	$2,815	$1,947	$5,731	$3,794	$14,241	$2,730	$1,908	$4,561	$5,042	$14,041
Segment pro forma Operating EBITDA
Seeds	$325	$1,139	$(87)	$(372)	$1,158	$440	$1,170	$(126)	$(441)	$695	$1,042	$997
Crop Protection	220	1,074	169	159	423	323	936	197	110	353	276	919
Segment pro forma Operating EBITDA (Non-GAAP)(1)	$545	$2,213	$82	$(213)	$1,581	$763	$2,106	$71	$(331)	$1,048	$1,318	$1,916
Corporate expenses	(27)	(141)	(32)	(38)	(37)	(34)	(151)	(39)	(44)	(34)	(34)	(186)
Corteva pro forma Operating EBITDA (Non-GAAP)(1)	$518	$2,072	$50	$(251)	$1,544	$729	$1,955	$32	$(375)	$1,014	$1,284	$1,730

(1)	Refer to page 5 for reconciliation to the most comparable GAAP metric.

Corteva, Inc.
Reconciliation of Pro Forma Income (Loss) from Continuing Operations After Income Taxes to Corteva Pro Forma Operating EBITDA (Unaudited)

	Three Months Ended	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
In millions	Mar 31, 2019	Dec 31, 2018	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016
Pro forma income (loss) from continuing operations after income taxes (GAAP)	$112	$(4,937)	$(746)	$(5,336)	$968	$177	$2,521	$2,215	$(980)	$623	$663	$524
(Benefit from) provision for income taxes on continuing operations	(20)	395	201	(28)	193	29	(2,910)	(2,724)	121	(86)	(221)	(270)
Pro forma income (loss) from continuing operations before income taxes (GAAP)	92	(4,542)	(545)	(5,364)	1,161	206	(389)	(509)	(859)	537	442	254
+ Depreciation and amortization	258	909	242	215	237	215	771	203	188	193	187	709
- Interest income	(16)	(86)	(23)	(12)	(24)	(27)	(109)	(21)	(33)	(29)	(26)	(109)
+ Interest expense	14	76	25	13	21	17	87	23	26	23	15	101
-/+ Exchange (gains) losses - net	27	77	(63)	74	1	65	373	92	119	139	23	207
-/+ Non-operating (benefits) costs - net(1)	(42)	(211)	(56)	(49)	(55)	(51)	265	(64)	71	121	137	92
+ Goodwill impairment charge	—	4,503	—	4,503	—	—	—	—	—	—	—	—
+ Significant items(2)	185	1,346	470	369	203	304	957	308	113	30	506	476
Corteva pro forma Operating EBITDA (Non-GAAP)	$518	$2,072	$50	$(251)	$1,544	$729	$1,955	$32	$(375)	$1,014	$1,284	$1,730
- Corporate expenses	$(27)	$(141)	$(32)	$(38)	$(37)	$(34)	$(151)	$(39)	$(44)	$(34)	$(34)	$(186)
Segment pro forma Operating EBITDA (Non-GAAP)	$545	$2,213	$82	$(213)	$1,581	$763	$2,106	$71	$(331)	$1,048	$1,318	$1,916

(1)
Non-operating (benefits) costs, net consists of non-operating pension and other post-employment benefit (OPEB) costs, environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont.

(2)	Refer to Pro Forma Significant Items on page 6 for further details.

Corteva, Inc.
Pro Forma Significant Items (Unaudited)

	Three Months Ended	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
In millions	Mar 31, 2019	Dec 31, 2018	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016
Gain on sale of assets(1)	$—	$24	$—	$—	$24	$—	$—	$—	$—	$—	$—	$—
Loss on deconsolidation of subsidiary(1)	—	(53)	(53)	—	—	—	—	—	—	—	—	—
Bayer CropScience arbitration(1)	—	—	—	—	—	—	(469)	—	—	—	(469)	—
Integration costs	(100)	(571)	(187)	(134)	(126)	(124)	(217)	(92)	(61)	(30)	(34)	(74)
Restructuring and asset-related charges - net	(61)	(694)	(228)	(235)	(101)	(130)	(271)	(216)	(52)	—	(3)	(453)
Loss on divestiture(1)	(24)	(2)	(2)	—	—	—	—	—	—	—	—	—
Customer claim adjustment/recovery(2)	—	—	—	—	—	—	—	—	—	—	—	53
Income tax related item(3)	—	(50)	—	—	—	(50)	—	—	—	—	—	—
Environmental charges(4)	—	—	—	—	—	—	—	—	—	—	—	(2)
Total pretax pro forma significant items(5)	(185)	(1,346)	(470)	(369)	(203)	(304)	(957)	(308)	(113)	(30)	(506)	(476)
+ Total tax impact of significant items(6)	30	278	93	68	44	73	290	77	18	9	186	184
+ Tax only significant items benefit (charge)	62	(386)	(260)	(55)	(7)	(64)	2,332	2,259	35	(54)	92	(5)
Total pro forma significant items benefit (charge), net of tax(7)	$(93)	$(1,454)	$(637)	$(356)	$(166)	$(295)	$1,665	$2,028	$(60)	$(75)	$(228)	$(297)

(1)	Included in Other income (expense) - net.

(2)	Included in Selling, general and administrative expenses.

(3)	Includes a foreign exchange loss related to adjustments to Historical DuPont’s foreign currency exchange contracts as a result of U.S. tax reform, included in other income (expense) - net.

(4)	Included in Cost of goods sold.

(5)	Impact on Pro forma income (loss) from continuing operations before income taxes.

(6)	The income tax effect for each significant item was calculated based on the statutory tax rate for the jurisdiction(s) in which the significant item was taxable or deductible.

(7)	Impact on Pro forma income (loss) from continuing operations after income taxes.

Corteva, Inc.
Non-GAAP Reconciliations

Reconciliation of pro forma net income (loss) from continuing operations available to Corteva common stockholders to pro forma operating earnings:

	Three Months Ended	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
In millions	Mar 31, 2019	Dec 31, 2018	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016
Pro forma net income (loss) from continuing operations available to Corteva common stockholders (GAAP)	$104	$(4,966)	$(752)	$(5,341)	$963	$164	$2,486	$2,210	$(983)	$612	$647	$499
Less: Significant items benefit (charge), net of tax(1)(2)	(93)	(1,454)	(637)	(356)	(166)	(295)	1,665	2,028	(60)	(75)	(228)	(297)
Less: Goodwill impairment charge, net of tax(1)	—	(4,503)	—	(4,503)	—	—	—	—	—	—	—	—
Less: Amortization of intangibles (existing as of separation), net of tax(1)	(81)	(313)	(86)	(71)	(86)	(70)	(186)	(55)	(41)	(47)	(43)	(169)
Less: Non-operating benefit (cost) - net, net of tax(1)	31	165	44	38	43	40	(170)	41	(45)	(78)	(88)	(59)
Pro forma operating earnings (Non-GAAP)	$247	$1,139	$(73)	$(449)	$1,172	$489	$1,177	$196	$(837)	$812	$1,006	$1,024

(1)
Impact on pro form net income (loss) from continuing operations available to Corteva common stock holders. The income tax effect for each adjustment was calculated based on the statutory tax rate for the jurisdiction(s) in which the adjustment was taxable or deductible.

(2)	Refer to Pro Forma Significant Items on page 6 for further details.
Reconciliation of pro forma earnings per common share - diluted to pro forma operating earnings per common share:

	Three Months Ended	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
Earnings per common share (“EPS”)	Mar 31, 2019	Dec 31, 2018(2)	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017(2)	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016
Pro forma earnings per share - diluted (GAAP)	$0.14	$(6.63)	$(1.00)	$(7.13)	$1.29	$0.22	$3.32	$2.95	$(1.31)	$0.82	$0.86	$0.67
Less: Significant items benefit (charge), net of tax(1)	(0.12)	(1.94)	(0.85)	(0.48)	(0.22)	(0.39)	2.22	2.71	(0.08)	(0.10)	(0.30)	(0.40)
Less: Goodwill impairment charge, net of tax(1)	—	(6.01)	—	(6.01)	—	—	—	—	—	—	—	—
Less: Amortization of intangibles (existing as of separation), net of tax(1)	(0.11)	(0.42)	(0.11)	(0.09)	(0.11)	(0.09)	(0.25)	(0.07)	(0.05)	(0.06)	(0.06)	(0.23)
Less: Non-operating benefit (cost) - net, net of tax(1)	0.04	0.22	0.06	0.05	0.06	0.05	(0.23)	0.05	(0.06)	(0.10)	(0.12)	(0.08)
Pro forma operating earnings per common share (Non-GAAP)	$0.33	$1.52	$(0.10)	$(0.60)	$1.56	$0.65	$1.58	$0.26	$(1.12)	$1.08	$1.34	$1.38

(1)
Impact on pro form earnings per common share - diluted. The income tax effect for each adjustment was calculated based on the statutory tax rate for the jurisdiction(s) in which the adjustment was taxable or deductible.

(2)	The sum of the quarterly earnings per share amounts may not equal the year-to-date earnings per share amounts due to rounding.

Corteva, Inc.
Unaudited Pro Forma Combined Statement of Income
For the Three Months Ended March 31, 2019

	Successor Historical DuPont	Dow AgroSciences	Discontinued Operations	Historical Adjustments(1)	Pro Forma Adjustments(2)	Corteva Pro Forma
In millions, except per share amounts	As Reported	As Reported
Net sales	$6,288	$1,449	$(4,178)	$(163)	$—	$3,396
Cost of goods sold	4,235	939	(2,794)	(169)	(189)	2,022
Research and development expense	355	102	(157)	(1)	—	299
Selling, general and administrative expenses	970	171	(410)	4	3	738
Amortization of intangibles as of separation	320	5	(224)	—	—	101
Restructuring and asset related charges - net	55	49	(45)	2	—	61
Integration and separation costs	405	—	(208)	15	(112)	100
Other income (expense) - net	157	(4)	(122)	—	—	31
Interest expense	56	3	—	—	(45)	14
Income (loss) from continuing operations before income taxes	49	176	(462)	(14)	343	92
(Benefit from) provision for income taxes on continuing operations	(40)	80	(104)	(3)	47	(20)
Income (loss) from continuing operations after income taxes	89	96	(358)	(11)	296	112
Net income from continuing operations attributable to noncontrolling interests	4	6	(4)	2	—	8
Net income (loss) from continuing operations attributable to Corteva	85	90	(354)	(13)	296	104
Preferred stock dividends	2	—	—	(2)	—	—
Net income (loss) from continuing operations available to Corteva common stockholders	$83	$90	$(354)	$(11)	$296	$104

Per common share data:
Earnings per common share from continuing operations - basic and diluted(3)						$0.14

Weighted-average common shares outstanding - basic and diluted(3)						749.4

(1)	Refer to Historical Adjustments on page 20 for additional details.

(2)	Refer to Pro Forma Adjustments on pages 22 through 24 for additional details.

(3)
On June 1, 2019, DowDuPont distributed 748,815,000 shares of Corteva, Inc. common stock to holders of its common stock. Earnings (loss) per common share from continuing operations were calculated using the shares distributed on June 1, 2019, plus 582,000 shares of additional shares in which accelerated vesting conditions have been met.

Corteva, Inc.
Unaudited Pro Forma Combined Statement of Income
For the Year Ended December 31, 2018

	Successor Historical DuPont	Dow AgroSciences	Discontinued Operations	Historical Adjustments(1)	Pro Forma Adjustments(2)	Corteva Pro Forma
In millions, except per share amounts	As Reported	As Reported
Net sales	$26,279	$5,646	$(17,275)	$(363)	$—	$14,287
Cost of goods sold	18,182	3,893	(11,615)	(512)	(1,499)	8,449
Research and development expense	1,524	492	(649)	(12)	(3)	1,352
Selling, general and administrative expenses	3,853	770	(1,642)	60	1	3,042
Amortization of intangibles as of separation	1,281	22	(912)	—	—	391
Restructuring and asset related charges - net	485	308	(109)	10	—	694
Integration and separation costs	1,375	—	(475)	92	(421)	571
Goodwill impairment charges	4,503	—	—	—	—	4,503
Other income (expense) - net	543	(40)	(254)	—	—	249
Loss on early extinguishment of debt	81	—	—	—	(81)	—
Interest expense	331	6	—	—	(261)	76
(Loss) income from continuing operations before income taxes	(4,793)	115	(2,127)	(1)	2,264	(4,542)
Provision for (benefit from) income taxes on continuing operations	220	124	(376)	1	426	395
(Loss) income from continuing operations after income taxes	(5,013)	(9)	(1,751)	(2)	1,838	(4,937)
Net income from continuing operations attributable to noncontrolling interests	11	17	(9)	10	—	29
Net (loss) income from continuing operations attributable to Corteva	(5,024)	(26)	(1,742)	(12)	1,838	(4,966)
Preferred stock dividends	10	—	—	(10)	—	—
Net (loss) income from continuing operations available to Corteva common stockholders	$(5,034)	$(26)	$(1,742)	$(2)	$1,838	$(4,966)

Per common share data:
Loss per common share from continuing operations - basic and diluted(3)						$(6.63)

Weighted-average common shares outstanding - basic and diluted(3)						749.4

(1)	Refer to Historical Adjustments on page 20 for additional details.

(2)	Refer to Pro Forma Adjustments on pages 22 through 24 for additional details.

(3)
On June 1, 2019, DowDuPont distributed 748,815,000 shares of Corteva, Inc. common stock to holders of its common stock. Earnings (loss) per common share from continuing operations were calculated using the shares distributed on June 1, 2019, plus 582,000 shares of additional shares in which accelerated vesting conditions have been met.

Corteva, Inc.
Unaudited Pro Forma Combined Statement of Income
For the Three Months Ended December 31, 2018

	Successor Historical DuPont	Dow AgroSciences	Discontinued Operations	Historical Adjustments(1)	Pro Forma Adjustments(2)	Corteva Pro Forma
In millions, except per share amounts
Net sales	$5,741	$1,424	$(4,139)	$(211)	$—	$2,815
Cost of goods sold	3,980	1,070	(2,803)	(223)	(118)	1,906
Research and development expense	379	133	(163)	(4)	(1)	344
Selling, general and administrative expenses	889	197	(409)	17	—	694
Amortization of intangibles as of separation	326	5	(224)	—	—	107
Restructuring and asset related charges - net	115	122	(10)	1	—	228
Integration and separation costs	449	—	(184)	30	(108)	187
Other income (expense) - net	250	(37)	(82)	—	—	131
Loss on early extinguishment of debt	81	—	—	—	(81)	—
Interest expense	83	3	—	—	(61)	25
(Loss) income from continuing operations before income taxes	(311)	(143)	(428)	(32)	369	(545)
Provision for income taxes on continuing operations	40	3	120	(7)	45	201
(Loss) income from continuing operations after income taxes	(351)	(146)	(548)	(25)	324	(746)
Net income from continuing operations attributable to noncontrolling interests	3	3	(3)	3	—	6
Net (loss) income from continuing operations attributable to Corteva	(354)	(149)	(545)	(28)	324	(752)
Preferred stock dividends	3	—	—	(3)	—	—
Net (loss) income from continuing operations available to Corteva common stockholders	$(357)	$(149)	$(545)	$(25)	$324	$(752)

Per common share data:
Loss per common share from continuing operations - basic and diluted(3)						$(1.00)

Weighted-average common shares outstanding - basic and diluted(3)						749.4

(1)	Refer to Historical Adjustments on page 20 for additional details.

(2)	Refer to Pro Forma Adjustments on pages 22 through 24 for additional details.

(3)
On June 1, 2019, DowDuPont distributed 748,815,000 shares of Corteva, Inc. common stock to holders of its common stock. Earnings (loss) per common share from continuing operations were calculated using the shares distributed on June 1, 2019, plus 582,000 shares of additional shares in which accelerated vesting conditions have been met.

Corteva, Inc.
Unaudited Pro Forma Combined Statement of Income
For the Three Months Ended September 30, 2018

	Successor Historical DuPont	Dow AgroSciences	Discontinued Operations	Historical Adjustments(1)	Pro Forma Adjustments(2)	Corteva Pro Forma
In millions, except per share amounts	As Reported
Net sales	$5,294	$1,031	$(4,298)	$(80)	$—	$1,947
Cost of goods sold	3,686	801	(2,876)	(126)	(97)	1,388
Research and development expense	367	120	(156)	(6)	(1)	324
Selling, general and administrative expenses	823	191	(391)	10	—	633
Amortization of intangibles as of separation	307	6	(225)	—	—	88
Restructuring and asset related charges - net	182	63	(13)	3	—	235
Integration and separation costs	344	—	(115)	24	(119)	134
Goodwill impairment charges	4,503	—	—	—	—	4,503
Other income (expense) - net	52	(17)	(28)	—	—	7
Interest expense	82	—	—	—	(69)	13
(Loss) income from continuing operations before income taxes	(4,948)	(167)	(550)	15	286	(5,364)
Provision for (benefit from) income taxes on continuing operations	12	—	(24)	4	(20)	(28)
(Loss) income from continuing operations after income taxes	(4,960)	(167)	(526)	11	306	(5,336)
Net income from continuing operations attributable to noncontrolling interests	—	3	—	2	—	5
Net (loss) income from continuing operations attributable to Corteva	(4,960)	(170)	(526)	9	306	(5,341)
Preferred stock dividends	2	—	—	(2)	—	—
Net (loss) income from continuing operations available to Corteva common stockholders	$(4,962)	$(170)	$(526)	$11	$306	$(5,341)

Per common share data:
Loss per common share from continuing operations - basic and diluted(3)						$(7.13)

Weighted-average common shares outstanding - basic and diluted(3)						749.4

(1)	Refer to Historical Adjustments on page 20 for additional details.

(2)	Refer to Pro Forma Adjustments on pages 22 through 24 for additional details.

(3)
On June 1, 2019, DowDuPont distributed 748,815,000 shares of Corteva, Inc. common stock to holders of its common stock. Earnings (loss) per common share from continuing operations were calculated using the shares distributed on June 1, 2019, plus 582,000 shares of additional shares in which accelerated vesting conditions have been met.

Corteva, Inc.
Unaudited Pro Forma Combined Statement of Income
For the Three Months Ended June 30, 2018

	Successor Historical DuPont	Dow AgroSciences	Discontinued Operations	Historical Adjustments(1)	Pro Forma Adjustments(2)	Corteva Pro Forma
In millions, except per share amounts	As Reported
Net sales	$8,545	$1,708	$(4,484)	$(38)	$—	$5,731
Cost of goods sold	5,669	1,114	(3,003)	(93)	(663)	3,024
Research and development expense	396	123	(166)	1	(1)	353
Selling, general and administrative expenses	1,182	181	(416)	18	1	966
Amortization of intangibles as of separation	333	5	(231)	—	—	107
Restructuring and asset related charges - net	91	52	(42)	—	—	101
Integration and separation costs	327	—	(98)	20	(123)	126
Other income (expense) - net	194	9	(75)	—	—	128
Interest expense	86	2	—	—	(67)	21
Income (loss) from continuing operations before income taxes	655	240	(603)	16	853	1,161
Provision for (benefit from) income taxes on continuing operations	141	69	(280)	3	260	193
Income (loss) from continuing operations after income taxes	514	171	(323)	13	593	968
Net income from continuing operations attributable to noncontrolling interests	1	—	1	3	—	5
Net income from continuing operations attributable to Corteva	513	171	(324)	10	593	963
Preferred stock dividends	3	—	—	(3)	—	—
Net income (loss) from continuing operations available to Corteva common stockholders	$510	$171	$(324)	$13	$593	$963

Per common share data:
Earnings per common share from continuing operations - basic and diluted(3)						$1.29

Weighted-average common shares outstanding - basic and diluted(3)						749.4

(1)	Refer to Historical Adjustments on page 20 for additional details.

(2)	Refer to Pro Forma Adjustments on pages 22 through 24 for additional details.

(3)
On June 1, 2019, DowDuPont distributed 748,815,000 shares of Corteva, Inc. common stock to holders of its common stock. Earnings (loss) per common share from continuing operations were calculated using the shares distributed on June 1, 2019, plus 582,000 shares of additional shares in which accelerated vesting conditions have been met.

Corteva, Inc.
Unaudited Pro Forma Combined Statement of Income
For the Three Months Ended March 31, 2018

	Successor Historical DuPont	Dow AgroSciences	Discontinued Operations	Historical Adjustments(1)	Pro Forma Adjustments(2)	Corteva Pro Forma
In millions, except per share amounts	As Reported	As Reported
Net sales	$6,699	$1,483	$(4,354)	$(34)	$—	$3,794
Cost of goods sold	4,847	908	(2,933)	(70)	(621)	2,131
Research and development expense	382	116	(164)	(3)	—	331
Selling, general and administrative expenses	959	201	(426)	15	—	749
Amortization of intangibles as of separation	315	6	(232)	—	—	89
Restructuring and asset related charges - net	97	71	(44)	6	—	130
Integration and separation costs	255	—	(78)	18	(71)	124
Other income (expense) - net	47	5	(69)	—	—	(17)
Interest expense	80	1	—	—	(64)	17
(Loss) income from continuing operations before income taxes	(189)	185	(546)	—	756	206
Provision for (benefit from) income taxes on continuing operations	27	52	(192)	1	141	29
(Loss) income from continuing operations after income taxes	(216)	133	(354)	(1)	615	177
Net income from continuing operations attributable to noncontrolling interests	7	11	(7)	2	—	13
Net (loss) income from continuing operations attributable to Corteva	(223)	122	(347)	(3)	615	164
Preferred stock dividends	2	—	—	(2)	—	—
Net (loss) income from continuing operations available to Corteva common stockholders	$(225)	$122	$(347)	$(1)	$615	$164

Per common share data:
Earnings per common share from continuing operations - basic and diluted(3)						$0.22

Weighted-average common shares outstanding - basic and diluted(3)						749.4

(1)	Refer to Historical Adjustments on page 20 for additional details.

(2)	Refer to Pro Forma Adjustments on pages 22 through 24 for additional details.

(3)
On June 1, 2019, DowDuPont distributed 748,815,000 shares of Corteva, Inc. common stock to holders of its common stock. Earnings (loss) per common share from continuing operations were calculated using the shares distributed on June 1, 2019, plus 582,000 shares of additional shares in which accelerated vesting conditions have been met.

Corteva, Inc.
Unaudited Pro Forma Combined Statement of Income
For the Year Ended December 31, 2017

	Predecessor Historical DuPont(1)	Discontinued Operations and Historical Adjustments(2)	Successor Historical DuPont(3)	Dow AgroSciences(3)	Discontinued Operations(4)	Historical Adjustments(5)	Dow AgroSciences(6)	Dow AgroSciences Adjustments(7)	Pro Forma Adjustments(8)	Corteva Pro Forma
In millions, except per share amounts	As Reported		As Reported
Net sales	$17,281	$(10,387)	$7,053	$2,214	$(5,455)	$(22)	$3,761	$(200)	$(4)	$14,241
Cost of goods sold	10,052	(6,643)	6,240	1,510	(4,760)	(75)	2,485	(200)	(271)	8,338
Other operating charges	504	(309)	—	—	—	—	—	—	(195)	—
Research and development expense	1,022	(431)	492	211	(213)	(6)	370	(14)	8	1,439
Selling, general and administrative expenses	3,222	(1,253)	1,141	298	(522)	3	538	10	(328)	3,109
Amortization of intangibles as of separation	—	—	389	7	(299)	—	11	—	162	270
Restructuring and asset related charges (benefits) - net	323	(311)	180	182	(109)	17	(1)	—	(10)	271
Integration and separation costs	—	—	314	—	(110)	51	—	25	(63)	217
Other (expense) income - net	(113)	(388)	224	647	(66)	—	(428)	(679)	(96)	(899)
Interest expense	254	—	107	8	—	—	2	—	(284)	87
Income (loss) from continuing operations before income taxes	1,791	(1,828)	(1,586)	645	492	(12)	(72)	(700)	881	(389)
Provision for (benefit from) income taxes on continuing operations	149	(544)	(2,674)	457	1	(5)	2	(238)	(58)	(2,910)
Income (loss) from continuing operations after income taxes	1,642	(1,284)	1,088	188	491	(7)	(74)	(462)	939	2,521
Net income from continuing operations attributable to noncontrolling interests	18	(10)	—	7	—	3	17	—	—	35
Net income (loss) from continuing operations attributable to Corteva	1,624	(1,274)	1,088	181	491	(10)	(91)	(462)	939	2,486
Preferred stock dividends	7	(7)	3	—	—	(3)	—	—	—	—
Net income (loss) from continuing operations available to Corteva common stockholders	$1,617	$(1,267)	$1,085	$181	$491	$(7)	$(91)	$(462)	$939	$2,486

Per common share data:
Earnings per common share from continuing operations - basic and diluted(9)	$1.86									$3.32

Weighted-average common shares outstanding - basic and diluted(9)	867.9									749.4

(1)	For the period January 1, 2017 through August 31, 2017.

(2)
Represents the discontinued operations of Historical DuPont’s materials science and specialty products businesses for the period January 1, 2017 through August 31, 2017; adjusted for the reclassification of the dividends for Historical DuPont preferred stock from preferred stock dividends to net income from continuing operations attributable to noncontrolling interests and the reclassification of certain allocated Historical DuPont leveraged function costs in order to align with Corteva’s presentation of similar costs.

(3)	For the period September 1, 2017 through December 31, 2017.

(4)	Represents the discontinued operations of Historical DuPont’s materials science and specialty products businesses for the period September 1, 2017 through December 31, 2017.

(5)	Refer to Historical Adjustments on page 20 for additional details.

(6)	For the period January 1, 2017 through August 31, 2017.

(7)	Refer to Dow AgroSciences Adjustments on page 21 for additional details.

(8)	Refer to Pro Forma Adjustments on pages 22 through 24 for additional details.

(9)
On June 1, 2019, DowDuPont distributed 748,815,000 shares of Corteva, Inc. common stock to holders of its common stock. Earnings (loss) per common share from continuing operations were calculated using the shares distributed on June 1, 2019, plus 582,000 shares of additional shares in which accelerated vesting conditions have been met.

Corteva, Inc.
Unaudited Pro Forma Combined Statement of Income
For the Three Months Ended December 31, 2017

	Successor Historical DuPont	Dow AgroSciences	Discontinued Operations	Historical Adjustments(1)	Dow AgroSciences Adjustments(2)	Pro Forma Adjustments(3)	Corteva Pro Forma
In millions, except per share amounts
Net sales	$5,318	$1,606	$(4,091)	$(25)	$(78)	$—	$2,730
Cost of goods sold	4,709	1,111	(3,558)	(60)	(61)	(329)	1,812
Research and development expense	372	160	(163)	(5)	(2)	—	362
Selling, general and administrative expenses	865	217	(393)	5	(4)	—	690
Amortization of intangibles as of separation	300	6	(229)	—	—	—	77
Restructuring and asset related charges - net	140	169	(104)	11	—	—	216
Integration and separation costs	243	—	(87)	37	—	(101)	92
Other income (expense) - net	103	649	(46)	—	(673)	—	33
Interest expense	80	5	—	—	—	(62)	23
(Loss) income from continuing operations before income taxes	(1,288)	587	397	(13)	(684)	492	(509)
(Benefit from) provision for income taxes on continuing operations	(2,650)	443	(59)	(5)	(233)	(220)	(2,724)
Income (loss) from continuing operations after income taxes	1,362	144	456	(8)	(451)	712	2,215
Net income from continuing operations attributable to noncontrolling interests	1	3	(2)	3	—	—	5
Net income (loss) from continuing operations attributable to Corteva	1,361	141	458	(11)	(451)	712	2,210
Preferred stock dividends	3	—	—	(3)	—	—	—
Net income (loss) from continuing operations available to Corteva common stockholders	$1,358	$141	$458	$(8)	$(451)	$712	$2,210

Per common share data:
Earnings per common share from continuing operations - basic and diluted(4)							$2.95

Weighted-average common shares outstanding - basic and diluted(4)							749.4

(1)	Refer to Historical Adjustments on page 20 for additional details.

(2)	Refer to Dow AgroSciences Adjustments on page 21 for additional details.

(3)	Refer to Pro Forma Adjustments on pages 22 through 24 for additional details.

(4)
On June 1, 2019, DowDuPont distributed 748,815,000 shares of Corteva, Inc. common stock to holders of its common stock. Earnings (loss) per common share from continuing operations were calculated using the shares distributed on June 1, 2019, plus 582,000 shares of additional shares in which accelerated vesting conditions have been met.

Corteva, Inc.
Unaudited Pro Forma Combined Statement of Income
For the Three Months Ended September 30, 2017

	Predecessor Historical DuPont(1)	Discontinued Operations and Historical Adjustments(2)	Successor Historical DuPont(3)	Dow AgroSciences(3)	Discontinued Operations(4)	Historical Adjustments(5)	Dow AgroSciences(6)	Dow AgroSciences Adjustments(7)	Pro Forma Adjustments(8)	Corteva Pro Forma
In millions, except per share amounts	As Reported		As Reported
Net sales	$2,991	$(2,597)	$1,735	$608	$(1,364)	$3	$607	$(72)	$(3)	$1,908
Cost of goods sold	1,937	(1,678)	1,531	399	(1,202)	(15)	489	(62)	(34)	1,365
Other operating charges	136	(79)	—	—	—	—	—	—	(57)	—
Research and development expense	267	(108)	120	51	(50)	(1)	93	(4)	1	369
Selling, general and administrative expenses	776	(318)	276	81	(129)	(2)	136	(1)	(141)	678
Amortization of intangibles as of separation	—	—	89	1	(70)	—	3	—	37	60
Restructuring and asset related charges - net	11	(3)	40	13	(5)	6	—	—	(10)	52
Integration and separation costs	—	—	71	—	(23)	14	—	10	(11)	61
Other (expense) income - net	(183)	(57)	121	(2)	(20)	—	(7)	(2)	(6)	(156)
Interest expense	71	—	27	3	—	—	—	—	(75)	26
(Loss) income from continuing operations before income taxes	(390)	(468)	(298)	58	95	1	(121)	(17)	281	(859)
(Benefit from) provision for income taxes on continuing operations	(132)	72	(23)	14	60	—	69	(6)	67	121
(Loss) income from continuing operations after income taxes	(258)	(540)	(275)	44	35	1	(190)	(11)	214	(980)
Net income (loss) from continuing operations attributable to noncontrolling interests	5	(3)	(1)	4	2	—	(4)	—	—	3
Net (loss) income from continuing operations attributable to Corteva	$(263)	$(537)	$(274)	$40	$33	$1	$(186)	$(11)	$214	$(983)
Preferred stock dividends	2	(2)	—	—	—	—	—	—	—	—
Net (loss) income from continuing operations available to Corteva common stockholders	$(265)	$(535)	$(274)	$40	$33	$1	$(186)	$(11)	$214	$(983)

Per common share data:
Loss per common share from continuing operations - basic and diluted(9)	$(0.30)									$(1.31)

Weighted-average common shares outstanding - basic and diluted(9)	869.0									749.4

(1)	For the period July 1, 2017 through August 31, 2017.

(2)
Represents the discontinued operations of Historical DuPont’s materials science and specialty products businesses for the period July 1, 2017 through August 31, 2017; adjusted for the reclassification of the dividends for Historical DuPont preferred stock from preferred stock dividends to net income from continuing operations attributable to noncontrolling interests and the reclassification of certain allocated Historical DuPont leveraged function costs in order to align with Corteva’s presentation of similar costs.

(3)	For the period September 1, 2017 through September 30, 2017.

(4)	Represents the discontinued operations of Historical DuPont’s materials science and specialty products businesses for the period September 1, 2017 through September 30, 2017.

(5)	Refer to Historical Adjustments on page 20 for additional details.

(6)	For the period July 1, 2017 through August 31, 2017.

(7)	Refer to Dow AgroSciences Adjustments on page 21 for additional details.

(8)	Refer to Pro Forma Adjustments on pages 22 through 24 for additional details.

(9)
On June 1, 2019, DowDuPont distributed 748,815,000 shares of Corteva, Inc. common stock to holders of its common stock. Earnings (loss) per common share from continuing operations were calculated using the shares distributed on June 1, 2019, plus 582,000 shares of additional shares in which accelerated vesting conditions have been met.

Corteva, Inc.
Unaudited Pro Forma Combined Statement of Income
For the Three Months Ended June 30, 2017

	Predecessor Historical DuPont	Discontinued Operations and Historical Adjustments(1)	Dow AgroSciences	Dow AgroSciences Adjustments(2)	Pro Forma Adjustments(3)	Corteva Pro Forma
In millions, except per share amounts	As Reported
Net sales	$6,971	$(3,977)	$1,590	$(21)	$(2)	$4,561
Cost of goods sold	3,963	(2,524)	1,016	(42)	39	2,452
Other operating charges	168	(114)	—	—	(54)	—
Research and development expense	387	(162)	140	(4)	3	364
Selling, general and administrative expenses	1,256	(483)	203	8	(106)	878
Amortization of intangibles as of separation	—	—	4	—	65	69
Restructuring and asset related charges - net	160	(160)	—	—	—	—
Integration and separation costs	—	—	—	8	22	30
Other expense - net	(132)	(52)	—	(4)	(20)	(208)
Interest expense	99	—	1	—	(77)	23
Income (loss) from continuing operations before income taxes	806	(586)	226	5	86	537
Provision for (benefit from) income taxes on continuing operations	84	(255)	52	2	31	(86)
Income (loss) from continuing operations after income taxes	722	(331)	174	3	55	623
Net income from continuing operations attributable to noncontrolling interests	6	(2)	7	—	—	11
Net income (loss) from continuing operations attributable to Corteva	716	(329)	167	3	55	612
Preferred stock dividends	3	(3)	—	—	—	—
Net income (loss) from continuing operations available to Corteva common stockholders	$713	$(326)	$167	$3	$55	$612

Per common share data:
Earnings per common share from continuing operations - basic and diluted(4)	$0.82					$0.82

Weighted-average common shares outstanding - basic and diluted(4)	868.5					749.4

(1)
Represents the discontinued operations of Historical DuPont’s materials science and specialty products businesses; adjusted for the reclassification of the dividends for Historical DuPont preferred stock from preferred stock dividends to net income from continuing operations attributable to noncontrolling interests and the reclassification of certain allocated Historical DuPont leveraged function costs in order to align with Corteva’s presentation of similar costs.

(2)	Refer to Dow AgroSciences Adjustments on page 21 for additional details.

(3)	Refer to Pro Forma Adjustments on pages 22 through 24 for additional details.

(4)
On June 1, 2019, DowDuPont distributed 748,815,000 shares of Corteva, Inc. common stock to holders of its common stock. Earnings (loss) per common share from continuing operations were calculated using the shares distributed on June 1, 2019, plus 582,000 shares of additional shares in which accelerated vesting conditions have been met.

Corteva, Inc.
Unaudited Pro Forma Combined Statement of Income
For the Three Months Ended March 31, 2017

	Predecessor Historical DuPont	Discontinued Operations and Historical Adjustments(1)	Dow AgroSciences	Dow AgroSciences Adjustments(2)	Pro Forma Adjustments(3)	Corteva Pro Forma
In millions, except per share amounts	As Reported
Net sales	$7,319	$(3,813)	$1,564	$(29)	$1	$5,042
Cost of goods sold	4,152	(2,441)	980	(35)	53	2,709
Other operating charges	200	(116)	—	—	(84)	—
Research and development expense	368	(161)	137	(4)	4	344
Selling, general and administrative expenses	1,190	(452)	199	7	(81)	863
Amortization of intangibles as of separation	—	—	4	—	60	64
Restructuring and asset related charges - net	152	(148)	(1)	—	—	3
Integration and separation costs	—	—	—	7	27	34
Other income (expense) - net	202	(279)	(421)	—	(70)	(568)
Interest expense	84	—	1	—	(70)	15
Income (loss) from continuing operations before income taxes	1,375	(774)	(177)	(4)	22	442
Provision for (benefit from) income taxes on continuing operations	197	(362)	(119)	(1)	64	(221)
Income (loss) from continuing operations after income taxes	1,178	(412)	(58)	(3)	(42)	663
Net income from continuing operations attributable to noncontrolling interests	7	(5)	14	—	—	16
Net income (loss) from continuing operations attributable to Corteva	1,171	(407)	(72)	(3)	(42)	647
Preferred stock dividends	2	(2)	—	—	—	—
Net income (loss) from continuing operations available to Corteva common stockholders	$1,169	$(405)	$(72)	$(3)	$(42)	$647

Per common share data:
Earnings per common share from continuing operations - basic and diluted(4)	$1.35					$0.86

Weighted-average common shares outstanding - basic and diluted(4)	866.5					749.4

(1)
Represents the discontinued operations of Historical DuPont’s materials science and specialty products businesses; adjusted for the reclassification of the dividends for Historical DuPont preferred stock from preferred stock dividends to net income from continuing operations attributable to noncontrolling interests and the reclassification of certain allocated Historical DuPont leveraged function costs in order to align with Corteva’s presentation of similar costs.

(2)	Refer to Dow AgroSciences Adjustments on page 21 for additional details.

(3)	Refer to Pro Forma Adjustments on pages 22 through 24 for additional details.

(4)
On June 1, 2019, DowDuPont distributed 748,815,000 shares of Corteva, Inc. common stock to holders of its common stock. Earnings (loss) per common share from continuing operations were calculated using the shares distributed on June 1, 2019, plus 582,000 shares of additional shares in which accelerated vesting conditions have been met.

Corteva, Inc.
Unaudited Pro Forma Combined Statement of Income
For the Year Ended December 31, 2016

	Predecessor Historical DuPont	Discontinued Operations and Historical Adjustments(1)	Dow AgroSciences	Dow AgroSciences Adjustments(2)	Pro Forma Adjustments(3)	Corteva Pro Forma
In millions, except per share amounts	As Reported		As Reported
Net sales	$23,209	$(15,076)	$6,144	$(290)	$54	$14,041
Cost of goods sold	13,937	(9,625)	4,020	(225)	209	8,316
Other operating charges	667	(416)	—	—	(251)	—
Research and development expense	1,496	(638)	586	(15)	11	1,440
Selling, general and administrative expenses	4,127	(1,620)	845	8	(277)	3,083
Amortization of intangibles as of separation	—	—	18	—	229	247
Restructuring and asset related charges - net	556	(118)	11	4	—	453
Integration and separation costs	—	—	—	27	47	74
Other income (expense) - net	667	(591)	(18)	(7)	(124)	(73)
Interest expense	370	—	7	—	(276)	101
Income (loss) from continuing operations before income taxes	2,723	(3,250)	639	(96)	238	254
Provision for (benefit from) income taxes on continuing operations	641	(924)	(48)	(33)	94	(270)
Income (loss) from continuing operations after income taxes	2,082	(2,326)	687	(63)	144	524
Net income from continuing operations attributable to noncontrolling interests	10	1	14	—	—	25
Net income (loss) from continuing operations attributable to Corteva	2,072	(2,327)	673	(63)	144	499
Preferred stock dividends	10	(10)	—	—	—	—
Net income (loss) from continuing operations available to Corteva common stockholders	$2,062	$(2,317)	$673	$(63)	$144	$499

Per common share data:
Earnings per common share from continuing operations - basic and diluted(4)	$2.36					$0.67

Weighted-average common shares outstanding - basic and diluted(4)	872.6					749.4

(1)
Represents the discontinued operations of Historical DuPont’s materials science and specialty products businesses; adjusted for the reclassification of the dividends for Historical DuPont preferred stock from preferred stock dividends to net income from continuing operations attributable to noncontrolling interests and the reclassification of certain allocated Historical DuPont leveraged function costs in order to align with Corteva’s presentation of similar costs.

(2)	Refer to Dow AgroSciences Adjustments on pages 21 for additional details.

(3)	Refer to Pro Forma Adjustments on pages 22 through 24 for additional details.

(4)
On June 1, 2019, DowDuPont distributed 748,815,000 shares of Corteva, Inc. common stock to holders of its common stock. Earnings (loss) per common share from continuing operations were calculated using the shares distributed on June 1, 2019, plus 582,000 shares of additional shares in which accelerated vesting conditions have been met.

Corteva, Inc.
Historical Adjustments
The following pro forma adjustments are expected to be reflected in Corteva’s retrospectively revised historical financial statements:
Adjustment primarily relates to the elimination of intercompany transactions between Historical DuPont and Dow AgroSciences for the Successor periods, as if they were combined affiliates. The following table summarizes the intercompany elimination adjustments that are included in the unaudited pro forma combined statements of income:

	Three Months Ended	Year Ended	Three Months Ended				For the Period	Three Months Ended	For the Period
In millions	Mar 31, 2019	Dec 31, 2018	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Sept 1 - Dec 31, 2017	Dec 31, 2017	Sept 1 - Sept 30, 2017
Net sales	$(163)	$(363)	$(211)	$(80)	$(38)	$(34)	$(22)	$(25)	$3
Cost of goods sold	(149)	(362)	(179)	(95)	(54)	(34)	(10)	(12)	2
(Loss) income from continuing operations before income taxes	(14)	(1)	(32)	15	16	—	(12)	(13)	1
(Benefit from) provision for income taxes on continuing operations(1)	(3)	1	(7)	4	3	1	(5)	(5)	—
(Loss) income from continuing operations after income taxes	$(11)	$(2)	$(25)	$11	$13	$(1)	$(7)	$(8)	$1

(1)
Represents the income tax effect of the elimination of intercompany inventory transactions calculated using enacted statutory tax rates applicable at the legal entity in which the pre-tax adjustments were made.

In order to align the historical financial statement presentation of Dow AgroSciences and Historical DuPont to that of Corteva’s continuing operations, certain reclassification adjustments have been made to the unaudited pro forma combined statements of income as follows:

	Three Months Ended	Year Ended	Three Months Ended				For the Period	Three Months Ended	For the Period
In millions	Mar 31, 2019	Dec 31, 2018	Dec 31, 2018	Sept 30, 2018	Jun 30, 2018	Mar 31, 2018	Sept 1 - Dec 31, 2017	Dec 31, 2017	Sept 1 - Sept 30, 2017
Cost of goods sold	$(1)	$(5)	$—	$(2)	$—	$(3)	$(9)	$(5)	$(4)
Research and development expense	$—	$(1)	$—	$—	$—	$(1)	$(1)	$(1)	$—
Selling, general and administrative expenses	$(1)	$(4)	$(1)	$(1)	$—	$(2)	$(7)	$(5)	$(2)
Restructuring and asset related charges - net	$2	$10	$1	$3	$—	$6	$17	$11	$6

Cost of goods sold	$(7)	$(46)	$(14)	$(10)	$(10)	$(12)	$(27)	$(19)	$(8)
Research and development expense	$(1)	$(9)	$(3)	$(3)	$(2)	$(1)	$(4)	$(3)	$(1)
Selling, general and administrative expenses	$(7)	$(37)	$(13)	$(11)	$(8)	$(5)	$(20)	$(15)	$(5)
Integration and separation costs	$15	$92	$30	$24	$20	$18	$51	$37	$14

Cost of goods sold(1)	$(12)	$(99)	$(30)	$(19)	$(29)	$(21)	$(29)	$(24)	$(5)
Research and development expense(1)	$—	$(2)	$(1)	$(3)	$3	$(1)	$(1)	$(1)	$—
Selling, general and administrative expenses(1)	$12	$101	$31	$22	$26	$22	$30	$25	$5
(1) Reflects reclassification of certain allocated Historical DuPont and Historical Dow leveraged function costs in order to align with Corteva’s presentation of similar costs.

Corteva, Inc.
Dow AgroSciences Adjustments
As a condition of Brazil’s Administrative Council for Economic Defense regulatory approval of the Merger, Historical Dow divested a select portion of Dow AgroSciences’ corn seed business in Brazil, including some seed processing plants and seed research centers, a copy of Dow AgroSciences’ Brazilian corn germplasm bank, the Morgan™ brand and a license for the use of the Dow Sementes™ brand for a certain period of time (collectively, the “DAS Brazil Assets”). On July 11, 2017, Historical Dow announced it had entered into a definitive agreement to sell the DAS Brazil Assets to CITIC Agri Fund. During the fourth quarter of 2017, Dow AgroSciences completed the disposition of the DAS Brazil Assets. The below represents amounts that were removed from the unaudited pro forma combined statements of income to reflect this divestiture:

	Year Ended	Three Months Ended				Year Ended
In millions	Dec 31, 2017	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016
Net sales	$(200)	$(78)	$(72)	$(21)	$(29)	$(290)
Cost of goods sold	(144)	(61)	(47)	(23)	(13)	(166)
Research and development expense	(12)	(2)	(3)	(4)	(3)	(12)
Selling, general and administrative expenses	(23)	(4)	(7)	(3)	(9)	(23)
Other expense - net	(679)	(673)	(2)	(4)	—	(7)
(Loss) income from continuing operations before income taxes	(700)	(684)	(17)	5	(4)	(96)
Benefit from income taxes on continuing operations	(238)	(233)	(6)	2	(1)	(33)
(Loss) income from continuing operations after income taxes	$(462)	$(451)	$(11)	$3	$(3)	$(63)
Additionally, in order to align the financial statement presentation of Dow AgroSciences to that of Corteva’s continuing operations, certain reclassification adjustments have been made to the unaudited pro forma combined statements of income as follows:

	For the period	For the period	Three Months Ended		Year Ended
In millions	Jan 1 - Aug 31, 2017	Jul 1 - Aug 31, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016
Cost of goods sold	$—	$—	$—	$—	$(2)
Selling, general and administrative expenses	$—	$—	$—	$—	$(2)
Restructuring and asset related charges - net	$—	$—	$—	$—	$4

Cost of goods sold	$(13)	$(6)	$(4)	$(3)	$(12)
Research and development expense	$(2)	$(1)	$—	$(1)	$(3)
Selling, general and administrative expenses	$(10)	$(3)	$(4)	$(3)	$(12)
Integration and separation costs	$25	$10	$8	$7	$27

Cost of goods sold(1)	$(43)	$(9)	$(15)	$(19)	$(45)
Selling, general and administrative expenses(1)	$43	$9	$15	$19	$45
(1) Reflects reclassification of certain allocated Historical Dow leveraged function costs out of cost of goods sold to selling, general and administrative expenses in order to align with Corteva’s presentation of similar costs.

Corteva, Inc.
Pro Forma Adjustments
Merger Pro Forma Adjustments:
The unaudited pro forma combined statements of income reflect the following adjustments related to the Merger:

	Year Ended	Three Months Ended				Year Ended
In millions	Dec 31, 2017	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016
Net sales
Intercompany transactions(1)	$(64)	$—	$(9)	$(22)	$(33)	(78)
Predecessor reclassifications(2)	60	—	6	20	34	132
Total net sales	$(4)	$—	$(3)	$(2)	$1	$54
Cost of goods sold
Intercompany transactions(1)	$(62)	$—	$(7)	$(23)	$(32)	$(78)
Predecessor reclassifications(2)	141	—	37	40	64	216
Depreciation expense(3)	20	—	5	8	7	29
Total cost of goods sold	$99	$—	$35	$25	$39	$167
Other operating charges
Predecessor reclassifications(2)	$(195)	$—	$(57)	$(54)	$(84)	$(251)
Research and development expenses
Depreciation expense(3)	$10	$—	$2	$4	$4	$15
Selling, general and administrative expenses
Predecessor reclassifications(2)	$(340)	$—	$(145)	$(110)	$(85)	$(295)
Depreciation expense(3)	11	$—	$3	$4	$4	17
Total selling, general and administrative expenses	$(329)	$—	$(142)	$(106)	$(81)	$(278)
Amortization of intangibles as of Separation
Predecessor reclassifications(2)	$40	$—	$7	$19	$14	$45
Amortization expense(4)	122	—	30	46	46	184
Total amortization of intangibles as of Separation	$162	$—	$37	$65	$60	$229
Restructuring and asset related charges - net
Restructuring charge(5)	$(10)	$—	$(10)	$—	$—	$—
Integration and separation costs
Predecessor reclassifications(2)	$354	$—	$158	$105	$91	$285
Transaction costs(5)	(168)	(33)	(104)	(24)	(7)	(147)
Total integration and separation costs	$186	$(33)	$54	$81	$84	$138
Other income (expense) - net
Predecessor reclassifications(2)	$(96)	$—	$(6)	$(20)	$(70)	$(124)
Interest expense
Amortization of debt discount(6)	$(80)	$—	$(20)	$(30)	$(30)	$(120)
Total pro forma adjustments to income from continuing operations before income taxes	$57	$33	$92	$(7)	$(61)	$30
Provision for (benefit from) income taxes on continuing operations(7)	$78	$12	$35	$(3)	$34	$17
Total pro forma adjustments to income from continuing operations after income taxes	$(21)	$21	$57	$(4)	$(95)	$13

(1)
Transactions between Dow AgroSciences and Historical DuPont have been eliminated as if they were consolidated affiliates for the period January 1 through August 31, 2017. Adjustments reflect the elimination of intercompany net sales and cost of goods sold.

(2)
Represents reclassification adjustments in order to align the pro forma financial statement presentation of Predecessor Historical DuPont’s continuing operations for periods prior to the Merger to that of Corteva’s continuing operations.

(3)
Represents estimated additional depreciation expense in cost of goods sold, research and development expense and selling, general and administrative expenses related to the fair value adjustment to net property, plant and equipment of Historical DuPont’s agriculture business.

(4)	Represents estimated additional amortization expense related to the fair value adjustment to Historical DuPont’s agriculture business’ intangible assets.

(5)	Represents the elimination of one-time transaction costs directly attributable to the Merger.

(6)	Represents the reduction in interest expense related to the amortization of the fair value adjustment to Historical DuPont’s long-term debt.

(7)
Represents the reclassification of interest associated with uncertain tax positions and the income tax effect of the pro forma adjustments related to the Merger calculated using enacted statutory tax rates applicable in each period at the legal entity in which the pre-tax adjustments were made.

The below adjustments are to remove the amortization of Historical DuPont’s agriculture business’ inventory step-up recognized in connection with the Merger, as the incremental amortization is directly attributable to the Merger and are not expected to have a continuing impact, and the related impact to the provision for income taxes:

	Three Months Ended	Year Ended	Three Months Ended				For the Period	Three Months Ended	For the Period
In millions	Mar 31, 2019	Dec 31, 2018	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Sept 1 - Dec 31, 2017	Dec 31, 2017	Sept 1 - Sept 30, 2017
Cost of goods sold	$(205)	$(1,554)	$(130)	$(109)	$(676)	$(639)	$(425)	$(342)	$(83)
Provision for income taxes on continuing operations(1)	$36	$295	$32	$24	$130	$109	$97	$86	$11

(1)
Represents the income tax effect of the elimination of the removal of inventory step-up amortization calculated using enacted statutory tax rates applicable at the legal entity in which the pre-tax adjustment was made.

Separation Pro Forma Adjustments:
The following separation pro forma adjustments are included in the unaudited pro forma combined statements of income as they are directly related to the Corteva Distribution and are not expected to have a continuing impact.
The Telone® Soil Fumigant business (“Telone®”) did not transfer to Corteva as part of the common control combination of Dow AgroSciences. The below represents the impact of the removal of Telone® results from the respective unaudited pro forma combined statements of income:

	Three Months Ended	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
In millions	Mar 31, 2019	Dec 31, 2018	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016
Net sales	$(30)	$(151)	$(33)	$(39)	$(42)	$(37)	$(149)	$(37)	$(41)	$(36)	$(35)	$(145)
Cost of goods sold	(9)	(54)	(12)	(16)	(16)	(10)	(51)	(14)	(15)	(11)	(11)	(61)
Research and development expense	—	(3)	(1)	(1)	(1)	—	(2)	—	(1)	(1)	—	(4)
Selling, general and administrative expenses	—	(18)	(4)	(5)	(4)	(5)	(18)	(5)	(4)	(4)	(5)	(18)
Income from continuing operations before income taxes	(21)	(76)	(16)	(17)	(21)	(22)	(78)	(18)	(21)	(20)	(19)	(62)
Provision for income taxes on continuing operations(1)(2)	(22)	(19)	(4)	(4)	(5)	(6)	(20)	(5)	(5)	(5)	(5)	(15)
Loss (income) from continuing operations after income taxes	$1	$(57)	$(12)	$(13)	$(16)	$(16)	$(58)	$(13)	$(16)	$(15)	$(14)	$(47)

(1)
Adjustment represents the income tax impact of the pro forma adjustment using a blended quarterly statutory tax rate of 25%. The blended statutory rate does not reflect Corteva’s effective tax rate, which will include other items and may be significantly different than the rates assumed for purposes of preparing these pro forma financial statements.

(2)	For the three months ended March 31, 2019, the benefit from income taxes on continuing operations also includes the removal of tax expense recognized in the period related to separation activity.
A distribution agreement was entered into between Corteva and Dow that allows for Corteva to become the exclusive distributor of Telone® products for Dow after the separation and distribution transactions. The below represents the impact to the respective unaudited pro forma combined statements of income from the distribution agreement between Corteva and Dow:

	Three Months Ended	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
In millions	Mar 31, 2019	Dec 31, 2018	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016
Net sales	$30	$151	$33	$39	$42	$37	$149	$37	$41	$36	$35	$145
Cost of goods sold	20	98	21	26	27	24	97	24	27	23	23	94
Selling, general and administrative expenses	2	15	3	4	4	4	15	4	4	3	4	15
Income from continuing operations before income taxes	8	38	9	9	11	9	37	9	10	10	8	36
Provision for income taxes on continuing operations(1)	2	11	2	2	3	4	10	2	3	3	2	9
Income from continuing operations after income taxes	$6	$27	$7	$7	$8	$5	$27	$7	$7	$7	$6	$27

(1)
Adjustment to record the income tax impact of the pro forma adjustment using a blended quarterly statutory tax rate of 25%. This rate does not reflect Corteva’s effective tax rate, which will include other items and may be significantly different than the rates assumed for purposes of preparing these pro forma financial statements.

Represents the elimination of one-time transaction costs directly attributable to the Dow and Corteva distributions. The below represents the impact to the respective unaudited pro forma combined statements of income:

	Three Months Ended	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
In millions	Mar 31, 2019	Dec 31, 2018	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016
Integration and separation costs	$(112)	$(421)	$(108)	$(119)	$(123)	$(71)	$(249)	$(68)	$(65)	$(59)	$(57)	$(91)
Provision for income taxes on continuing operations(1)	$25	$98	$25	$27	$29	$17	$85	$23	$22	$20	$20	$30

(1)
Represents the income tax effect of the elimination of one-time transaction costs directly attributable to the expected distribution transactions calculated using enacted statutory tax rates applicable at the legal entity in which the pre-tax adjustment was made.

Adjustment reflects the impact of certain manufacturing, leasing and supply agreements executed in connection with the Dow and Corteva distributions:

	Three Months Ended	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
In millions	Mar 31, 2019	Dec 31, 2018	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016
Cost of goods sold	$5	$11	$3	$2	$2	$4	$9	$3	$2	$2	$2	$9
Selling, general and administrative expenses	$1	$4	$1	$1	$1	$1	$4	$1	$1	$1	$1	$4
(Benefit from) income taxes on continuing operations	$(1)	$(4)	$(1)	$(1)	$(1)	$(1)	$(4)	$(1)	$(1)	$(1)	$(1)	$(3)

(1)
Represents the income tax effect of the manufacturing, leasing and supply agreements calculated using enacted statutory tax rates applicable at the legal entity in which the pre-tax adjustments were made.

Reflects the impact on the provision for (benefit from) income taxes on continuing operations for Corteva, as if Historical DuPont and Dow AgroSciences were consolidated affiliates for the Successor periods:

	Three Months Ended	Year Ended	Three Months Ended				For the Period	Three Months Ended	For the Period
In millions	Mar 31, 2019	Dec 31, 2018	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Sept 1 - Dec 31, 2017	Dec 31, 2017	Sept 1 - Sept 30, 2017
(Benefit from) provision for income taxes on continuing operations	(3)	$(33)	(42)	(83)	89	3	$(378)	(360)	(18)
Debt Retirement Pro Forma Adjustments:
The below tables summarizes the impact to the respective unaudited pro forma combined statements of income related to the debt retirement transactions, which are not expected to have a continuing impact:

	Three Months Ended	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
In millions	Mar 31, 2019	Dec 31, 2018	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016
Removal of loss on early extinguishment of debt	$—	$(81)	$(81)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Interest expense	$(45)	$(261)	$(61)	$(69)	$(67)	$(64)	$(204)	$(62)	$(55)	$(47)	$(40)	$(156)
Provision for income taxes on continuing operations(1)	$10	$78	$33	$15	$15	$15	$74	$23	$20	$17	$14	$56

(1)	Adjustment to record the income tax impact of the debt retirement pro forma adjustments using a blended federal and state rate.